                                                                    Exhibit 23.2



                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 4, 2001, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-61084) and related Prospectus of Concord EFS, Inc. for the registration of up to 24,373,218 shares of its common stock.

                                     /s/ Ernst & Young LLP

Memphis, Tennessee
May 30, 2001